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                                                                    Exhibit 99.3

                              SECOND AMENDMENT on
                           TO REVOLVING CREDIT AND on
                             GUARANTY AGREEMENT on

         SECOND AMENDMENT, dated as of March 22, 2002 (the "Amendment"), to the
                                                            ---------
REVOLVING CREDIT AND GUARANTY AGREEMENT, on dated as of February 20, 2002, among GALEY & LORD, INC., a Delaware corporation (the "Borrower"), a debtor and
                                                 --------
debtor-in-possession on under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), FIRST UNION NATIONAL BANK, a national on
                    ----------
banking corporation ("FUNB"), each of the other financial institutions from time
                      ----
to time party thereto (together with FUNB, the on "Banks") and FIRST UNION
                                                   -----
NATIONAL BANK, as Agent for the Banks (in such capacity, the "Agent"):
                                                              -----
                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and on Guaranty Agreement, dated as of February 20, 2002 (as amended by that certain First Amendment, dated as of March 13, 2002 and as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and
                   ----------------

         WHEREAS, Wachovia Securities, Inc. acted as book manager and lead arranger under the Credit Agreement; and

         WHEREAS, certain provisions of the Credit Agreement shall be amended, as set forth herein; and

         WHEREAS, Section 10.03(b) of the Credit Agreement provides that each Bank may assign to one or more Banks or on Eligible Assignees all or a portion of its interests, rights and obligations under the Credit Agreement (including, without on limitation, all or a portion of its Commitment and the same portion of the related Loans at the time owing to it) by executing and on delivering with such Bank or Eligible Assignee an Assignment and Acceptance in substantially the form of Exhibit D to the Credit on Agreement (a copy of which is annexed hereto as Exhibit A); and

         WHEREAS, FUNB wishes to assign to each of the financial institutions (other than FUNB) that is named on Annex A on hereto (such financial institutions other than FUNB, collectively the "New Banks"), and each of the New
                                                ---------
Banks wishes to assume, a pro rata portion of FUNB's interests, rights and
                          --- ----
obligations under the Credit Agreement; and

         WHEREAS, the Borrower, the Guarantors, FUNB, the New Banks and the Agent have determined that the execution and on delivery of this Amendment to effectuate a reallocation of the Total Commitment among FUNB and the New Banks will be more expeditious and administratively efficient than the execution and delivery of separate Assignment and Acceptances between FUNB and each of the on New Banks;

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         WHEREAS, upon the occurrence of the Effective Date (as hereinafter defined) of this Amendment, each of the New Banks shall become a party to the Credit Agreement as a Bank and shall have the rights and obligations of a Bank thereunder, and the on respective Commitment of FUNB and each of the New Banks under the Credit Agreement shall be in the amount set forth opposite its name on Annex A hereto, as the same may be reduced from time to time pursuant to Section
2.10 of the Credit Agreement; and

         WHEREAS, upon and after the Effective Date, General Electric Capital Corporation, The CIT/Group Commercial Services, LaSalle Business Credit, Inc. and Foothill Capital Corporation will each act as documentation agent.

         NOW, THEREFORE, it is agreed:

         1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

         2. Section 10.10(a) of the Credit Agreement is hereby amended by (A) inserting the following text immediately following the on phrase "Super-majority Banks" appearing in clause (1) of the proviso therein:

         "increase the percentage advance rates set forth in the definition of the term "Borrowing Base" or"

; and (B) deleting the word "or" at the end of clause (3)(iii) appearing in the proviso therein, inserting in lieu thereof a "," and inserting the following new clause (v) at the end of clause (3)(iv) of the proviso therein:

         "or (v) increase the Total Commitment."

         3. Annex A to the Credit Agreement is hereby replaced in its entirety by Annex A hereto.

         4. The signature pages of the Credit Agreement are hereby amended to conform to the signature pages hereto.

         5. By its execution and delivery hereof, FUNB shall be deemed to have made each of the statements set forth in clauses (i) and (ii) of paragraph 2 of the Assignment and Acceptance as if such statements were fully set forth herein at length.

         6. By its execution and delivery hereof, each of the New Banks shall be deemed to have made each of the statements set forth in clauses (i), (ii),
(iii), (iv) and (v) of paragraph 3 of the Assignment and Acceptance as if such statements were fully set forth on herein at length.

         7. On the Effective Date, (i) each New Bank will pay to the Agent (for the account of FUNB) such amount as represents such New Bank's on pro rata portion of the aggregate principal amount of the Loans, if any, that are outstanding on the

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Effective Date and such New Bank's pro rata portion of the aggregate amount of the then unreimbursed drafts, if any, that on were theretofore drawn under Letters of Credit, and (ii) the Agent shall pay to each of the New Banks such fees as have been on previously agreed to between the Agent and such New Bank. Promptly following the occurrence of the Effective Date, and in accordance with
Section 10.03(e) of the Credit Agreement, the Agent shall record in the Register the names and addresses of each New Bank and on the principal amount equal to such Bank's Commitment reflected on Annex A hereto.

         8. Nothing in this paragraph shall increase the amount of fees the Borrower is obligated to pay pursuant to the Credit on Agreement. By its execution and delivery hereof, each of the New Banks (i) agrees that any interest, Commitment Fees and Letter of on Credit Fees (pursuant to Sections 2.08, 2.20 and 2.21 of the Credit Agreement) that accrued prior to the Effective Date shall not be payable to such New Bank and authorizes and directs the Agent to deduct such amounts from any interest, Commitment Fees or Letter of Credit Fees paid after the date hereof and to pay such amounts to FUNB (it being understood that interest, Commitment Fees and Letter of Credit Fees respecting the Commitment of FUNB and each New Bank which accrue on or after the Effective Date shall be payable to on such Bank in accordance with its Commitment), (ii) acknowledges that if such New Bank is organized under the laws of a jurisdiction on outside of the United States, such New Bank has heretofore furnished to the Agent the forms prescribed by the Internal Revenue on Service of the United States certifying as to such New Bank's exemption from United States withholding taxes with respect to any on payments to be made to such New Bank under the Credit Agreement (or such other documents as are necessary to indicate that all such on payments are subject to such tax at a rate reduced by an applicable tax treaty) and (iii) acknowledges that such New Bank has on heretofore supplied to the Agent the information requested on the administrative questionnaire which is attached to the Assignment on and Acceptance as Exhibit A.

         9. This Amendment shall not become effective (the "Effective Date")
                                                            --------------
until (i) the date on which this Amendment shall have been executed by the Borrower, the Guarantors, FUNB, the New Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution and (ii) the payments provided for in clauses (i) and (ii) of paragraph 7 hereof shall have been made.

         10. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

         11. The Borrower agrees that its obligations set forth in Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

         12. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements

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

 referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit on Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or on delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

         13. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, on each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but on one and the same instrument.

         14. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                          [SIGNATURE PAGES TO FOLLOW]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

                                  BORROWER:

                                  GALEY & LORD, INC.

                                  By: /s/ Leonard F. Ferro
                                      ------------------------------------------
                                  Name: Leonard F. Ferro
                                  Title: Vice President, Secretary and Treasurer

                                  GUARANTORS:
                                  GALEY & LORD INDUSTRIES, INC.

                                  G&L SERVICE COMPANY,
                                    NORTH AMERICA, INC.

                                  SWIFT TEXTILES, INC.

                                  SWIFT DENIM SERVICES, INC.

                                  By: /s/ Leonard F. Ferro
                                      ------------------------------------------
                                  Name: Leonard F. Ferro
                                  Title: Vice President, Secretary and Treasurer

                                  GALEY & LORD PROPERTIES, INC.

                                  SWIFT DENIM PROPERTIES, INC.

                                  By: /s/ Anthony J. Forman
                                      ------------------------------------------
                                  Name: Anthony J. Forman
                                  Title: Vice President and Treasurer

                                  GREENSBORO TEXTILE
                                    ADMINISTRATION LLC

                                  BRIGHTON WEAVING LLC

                                  FLINT SPINNING LLC

                                  SOCIETY HILL FINISHING LLC

                                  MCDOWELL WEAVING LLC

                                  By: /s/ Anthony J. Forman
                                      ------------------------------------------
                                  Name: Anthony J. Forman
                                  Title:  Manager

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                                           FIRST UNION NATIONAL BANK
                                           Individually and as Agent

                                           By: /s/ Katherine A. Harkness
                                              ----------------------------------
                                           Name: Katherine A. Harkness
                                           Title: Vice President

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                                         THE CIT/GROUP COMMERCIAL SERVICES, INC.

                                         By: /s/ Timothy E. Cropper
                                             -----------------------------------
                                         Name: Timothy E. Cropper
                                         Title: Vice President

                                       7

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                                         GENERAL ELECTRIC CAPITAL CORPORATION

                                         By: /s/ Karl Kieffer
                                             -----------------------------------
                                         Name: Karl Kieffer
                                         Title: Duly Authorized Signatory

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                                         FOOTHILL CAPITAL CORPORATION

                                         By: /s/ Rina Shinoda
                                             -----------------------------------
                                         Name: Rina Shinoda
                                         Title: Vice President

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                                         LASALLE BUSINESS CREDIT, INC.

                                         By: /s/ Steve Fenton
                                             -----------------------------------
                                         Name: Steve Fenton
                                         Title: First Vice President/Counsel

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                                     ANNEX A

                                               Commitment         Commitment
Bank                                             Amount           Percentage
----                                             ------           ----------

First Union National Bank                        $ 26,400,000.00         26.4%
One First Union Center
301 South College Street
Charlotte, North Carolina 28288

Attn: Kathy Harkness

The CIT/Group Commercial Services                $ 18,400,000.00         18.4%
301 South Tryon Street
22nd Floor
Charlotte, North Carolina 28202

Attn: Jeff Lew

General Electric Capital Corporation             $ 18,400,000.00         18.4%
60 Long Ridge Road
Stamford, Connecticut
06297-5100

Attn: Andrew Santacroce

Foothill Capital Corporation                     $ 18,400,000.00         18.4%
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404

Attn: Eunnie Kim

LaSalle Business Credit, Inc.                    $ 18,400,000.00         18.4%
135 South LaSalle Street
Suite 425
Chicago, Illinois 60603

Attn: Raphael Shin

Total                                            $100,000,000.00          100%
                                                 ===============          ====

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